UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2010 (August 12, 2010)
Cardtronics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33864	76-0681190

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Briarpark, Suite 400, Houston, Texas	77042

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 308-4000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-12.1
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5

Item 1.01. Entry into a Material Definitive Agreement.
     On August 12, 2010, Cardtronics, Inc. (the “Company”) and its wholly-owned subsidiaries, ATM National, LLC, Cardtronics Holdings, LLC and Cardtronics USA, Inc. (the “Subsidiary Guarantors”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Banc of America Securities LLC as representative of the several underwriters named therein (collectively, the “Underwriters”), in connection with an underwritten public offering of $200 million aggregate principal amount of the Company’s 8 1/4% senior subordinated notes due 2018 (the “Notes”). The Notes, which will be issued at a price equal to 100% of the principal amount thereof, will be guaranteed on a senior subordinated basis by the Subsidiary Guarantors and by certain future restricted subsidiaries of the Company. The Notes were offered and sold under a prospectus filed under the Company’s shelf registration statement on Form S-3 (Registration No. 333-164395) (the “Registration Statement”). The Notes will be issued pursuant to an indenture (the “Base Indenture”), to be dated as of the date of Closing (as defined herein), among the Company, the Subsidiary Guarantors and Wells Fargo National Bank, National Association, as trustee (the “Trustee”), and the First Supplemental Indenture relating to the Notes (the “Supplemental Indenture”). The Base Indenture, as supplemented and amended by the Supplemental Indenture, is referred to as the “Indenture.” Closing of the issuance and sale of the Notes is scheduled for August 26, 2010.
     The Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing, obligations of the parties and termination provisions. Additionally, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. Furthermore, the Company has agreed with the Underwriters not to offer or sell any debt securities of the Company or securities exchangeable for or convertible into debt securities of the Company (other than the Notes) for a period of 90 days after the date of the Underwriting Agreement without the prior written consent of Banc of America Securities LLC.
     The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified in its entirety by reference to such agreement, which is filed as Exhibit 1.1 hereto.
     The Company intends to use the net proceeds from the offering of the Notes of approximately $196 million (after deducting underwriting discounts and commission and estimated expenses) together with borrowings under the Company’s revolving credit facility and cash on hand to fund the Company’s pending tender offer and consent solicitation (the “Tender Offer”) for any and all of its outstanding $200 million aggregate principal amount of 9 1/4% senior subordinated notes due 2013-Series A (the “Series A Notes”). Certain of the Underwriters or their affiliates are holders of our Series A Notes and may receive a portion of the proceeds of the offering of the Notes in the Tender Offer. In the event that all of the Company’s Series A Notes are not tendered in the Tender Offer or the Tender Offer is not consummated, the Company will use the net proceeds from the Notes offering for the redemption of such Series A Notes.
Item 7.01. Regulation FD Disclosure.
     On August 12, 2010, the Company issued a press release announcing a proposed public offering of $200 million aggregate principal amount of senior subordinated notes due 2018 in a registered public offering. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     On August 12, 2010, the Company issued a press release announcing that it had commenced a cash tender offer and consent solicitation for any and all of its outstanding $200 million aggregate principal amount of 9 1/4% senior subordinated notes due 2013 (CUSIP No. 14161HAB4). A copy of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
     On August 12, 2010, the Company issued a press release that announced the pricing of its $200 million aggregate principal amount of senior subordinated notes due 2018. A copy of this press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K.
     On August 16, 2010, the Company issued a press release announcing a proposed secondary offering of 7 million shares of already outstanding common stock by the following selling stockholders: CapStreet II, L.P., CapStreet Parallel II, L.P., and investment funds affiliated with TA Associates Inc. (the “Secondary Offering”). The selling stockholders have also granted the underwriters an overallotment option of up to an additional 1,050,000 shares of common stock. A copy of this press release is furnished as Exhibit 99.4 to this Current Report on Form 8-K.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K under this heading, including Exhibits 99.1, 99.2, 99.3 and 99.4, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.
Item 8.01. Other Events.
     In connection with the proposed Secondary Offering referenced in Item 7.01, the company disclosed the information contained in Exhibit 99.5.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description of the Exhibit
1.1(a)	Underwriting Agreement, dated August 12, 2010, by and among the Company, the Subsidiary Guarantors and the Underwriters.

12.1(a)	Ratio of earnings to fixed charges.

99.1(b)	Press release, dated August 12, 2010, announcing launch of the Notes offering.

99.2(b)	Press release, dated August 12, 2010, announcing launch of the tender offer and consent solicitation.

99.3(b)	Press release, dated August 12, 2010, announcing the pricing of the Notes.

99.4(b)	Press release, dated August 16, 2010, announcing launch of Secondary Offering.

99.5(a)	Information disclosed in connection with proposed Secondary Offering.

(a)	Filed herewith.

(b)	Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDTRONICS, INC.
By:	/s/ Tres Thompson
Tres Thompson
Chief Accounting Officer

Dated: August 16, 2010

CARDTRONICS, INC.
EXHIBIT INDEX

Exhibit
Number	Description of the Exhibit
1.1(a)	Underwriting Agreement, dated August 12, 2010, by and among the Company, the Subsidiary Guarantors and the Underwriters.

12.1(a)	Ratio of earnings to fixed charges.

99.1(b)	Press release, dated August 12, 2010, announcing launch of the Notes offering.

99.2(b)	Press release, dated August 12, 2010, announcing launch of the tender offer and consent solicitation.

99.3(b)	Press release, dated August 12, 2010, announcing the pricing of the Notes.

99.4(b)	Press release, dated August 16, 2010, announcing launch of Secondary Offering.

99.5(a)	Information disclosed in connection with proposed Secondary Offering.

(a)	Filed herewith.

(b)	Furnished herewith.